                                                                    Exhibit 10.4

                                VOTING AGREEMENT

                  THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of December 28, 2000, by and among TEAM Mucho, Inc., an Ohio corporation (the "Company"), the holders of the Company's Series 2000 9.75% Cumulative Convertible Redeemable Class A Preferred Shares (the "Series A Shares") listed on SCHEDULE I attached hereto (the "Investors"), and certain holders of Common Shares of the Company (the "TEAM Mucho Shareholders") listed on SCHEDULE II attached hereto. The Company, the TEAM Mucho Shareholders and the Investors are individually each referred to herein as a "Party" and are collectively referred to herein as the "Parties." The Company's Board of Directors is referred to herein as the "Board."

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Company and the Investors have entered into that certain Securities Purchase Agreement of even date herewith (the "Purchase Agreement"), which provides for, among other things, the purchase by the Investors of Series A Shares;

                  WHEREAS, to induce the Investors to enter into the Purchase Agreement and purchase Series A Shares thereunder, the Company and the TEAM Mucho Shareholders desire to enter into this Agreement with the Investors;

                  NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                  1. AGREEMENT TO VOTE. Each Investor, as a holder of Series A Shares, hereby agrees on behalf of itself and any transferee or assignee of any such Series A Shares, to hold all of the Series A Shares registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of the Series A Shares, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares at any regular or special meeting of shareholders (or by written consent) in accordance with, the provisions of this Agreement. Each TEAM Mucho Shareholder, as a holder of Common Shares of the Company, hereby agrees on behalf of himself and any transferee or assignee of any such Common Shares, to hold all of the Common Shares registered in his name and any other securities of the Company acquired by the TEAM Mucho Shareholders in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (hereinafter collectively referred to as the "TEAM Mucho Shares") subject to, and to vote the TEAM Mucho Shares at any regular or special meeting of shareholders (or by written consent) in accordance with, the provisions of this Agreement.

                  2. BOARD SIZE. The holders of Investor Shares and TEAM Mucho Shares shall each vote at any regular or special meeting of shareholders (or by written consent) such number of voting securities of the Company owned by them (or as to which they have voting power) as may be necessary to ensure that the size of the Board shall be set and remain at eleven

(11) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 14 hereof.

                  3. ELECTION OF DIRECTORS. In any election of directors, the holders of Investor Shares and TEAM Mucho Shares shall each vote at any regular or special meeting of shareholders (or by written consent) such number of voting securities of the Company owned by them (or as to which they have voting power) as may be necessary to (a) elect two (2) individuals designated by the holder or holders of a majority (on an as-if-converted basis) of the Series A Shares then outstanding (including for the purposes of such calculations any Common Shares outstanding as a result of the conversion of any Series A Shares) (the "Series A Directors"), and (b) otherwise to implement the provisions of Section 8.14 of the Purchase Agreement. Initially, the Series A Directors shall be Michael H. Thomas and Daniel J. Jessee.

                  4. AMENDMENT OF ARTICLES OF ORGANIZATION. Each of the TEAM Mucho Shareholders, the Company and the Board shall take such action as may be necessary (including proposing for adoption by, recommending to, and seeking the necessary vote or approval of, the shareholders of the Company) to cause to be considered for adoption by the shareholders of the Company as soon as practicable, but in no extent later than the annual meeting of shareholders to be held during calendar year 2001, an amendment to the Articles of Incorporation of the Company (the "Amendment") substantially conforming to the provisions of EXHIBIT A attached hereto, with only such changes therein as may have been approved in advance by the holder or holders of a majority (on an as-if-converted basis) of the Series A Shares then outstanding (including for the purposes of such calculations any Common Shares outstanding as a result of the conversion of any Series A Shares). The Company and the Board shall recommend the approval of the adoption of the Amendment, and the holders of Investor Shares and TEAM Mucho Shares shall each vote at any regular or special meeting of shareholders (or by written consent) such number of voting securities of the Company owned by them (or as to which they have voting power) as may be necessary to adopt the Amendment. Upon the adoption of the Amendment, the Company and the Board shall take all actions as shall be reasonable, necessary or appropriate to confirm the enforceability and effectiveness of the terms of the Series A Shares, including, without limitation, the re-adoption by the Board of the amendment to the Articles of Incorporation of the Company which authorized the Series A Shares and the refiling of a Certificate of Amendment in proper form with the Ohio Secretary of State with respect to such amendment, and such additional actions as shall be requested by the holder or holders of a majority (on an as-if-converted basis) of the Series A Shares then outstanding (including for the purposes of such calculations any Common Shares outstanding as a result of the conversion of any Series A Shares).

                  5. LEGEND ON SHARE CERTIFICATES. Each certificate representing any Investor Shares or TEAM Mucho Shares shall be endorsed by the Company with a legend reading substantially as follows:

                  "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH

                  SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

                  6. COVENANTS OF THE COMPANY. The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the Parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the Parties hereto assuming conversion of all outstanding securities in order to protect the rights of the Parties hereunder against impairment.

                  7. GRANT OF PROXY. Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

                  8. SPECIFIC ENFORCEMENT. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

                  9. EXECUTION BY THE COMPANY. The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the Investor Shares and TEAM Mucho Shares to bear the legend required by Section 5 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the Investor Shares and TEAM Mucho Shares to bear the legend required by Section 5 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this Section 10 shall not affect the validity or enforcement of this Agreement.

                  10. CAPTIONS. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

                  11. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be sent prepaid registered or certified mail, return receipt requested, addressed to the other Party at the address shown below or at such other address for which such Party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

                  12. TERM. This Agreement shall terminate and be of no further force or effect upon the later of (a) the Covenant Release Date, as defined in the Purchase Agreement, or (b) the date on which the Amendment shall have been duly adopted by the shareholders of the Company and effected.

                  13. MANNER OF VOTING. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

                  14. AMENDMENTS AND WAIVERS. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the holders of a majority of the then outstanding voting securities held by the Party or Parties for whose benefit such term has been included. Any amendment or waiver so effected shall be binding upon the Parties hereto.

                  15. SHARE SPLITS, SHARE DIVIDENDS, ETC. In the event of any issuance of shares of the Company's voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any share split, share dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 6.

                  16. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  17. BINDING EFFECT. For any transfer of Series A Shares or Common Shares currently held, or acquired in the future, by the Parties hereto to be deemed effective, the transferee shall assume the obligations of the transferor under this Agreement by executing and delivering to the Company an Adoption Agreement substantially in the form attached hereto as EXHIBIT B. Upon the execution and delivery of an Adoption Agreement by any transferee reasonably acceptable to the Company, such transferee shall be deemed to be a Party hereto as if such transferee's signature appeared on the signature pages hereto. By their execution hereof or any Adoption Agreement, each of the TEAM Mucho Shareholders appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

                  18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to conflicts of law principles thereof.

                  19. ENTIRE AGREEMENT. This Agreement is intended to be the sole agreement of the Parties as it relates to this subject matter and does hereby supersede all other agreements of the Parties relating to the subject matter hereof.

                  20. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                        COMPANY:

                                        TEAM MUCHO, INC.

                                        By:  /s/ Kevin T. Costello
                                           ---------------------------------
                                        Printed name:  Kevin T. Costello
                                                     -----------------------
                                        Title:   President
                                              ------------------------------

                                   INVESTORS:

                                        STONEHENGE OPPORTUNITY FUND, LLC

                                        By: Stonehenge Holdings, Inc., Manager

                                            By:  /s/ Michael R. Scott
                                               -----------------------------
                                            Printed name: Michael R. Scott
                                                         -------------------
                                            Title: Authorize Signer
                                                  --------------------------

                             Address:   Stonehenge Opportunity Fund, LLC
                                        150 East Gay Street, 24th Floor
                                        Columbus, Ohio  43215
                                        Attention: James J. Henson, Esq.
                                        and Michael H. Thomas
                                        Fax: (614) 217-1217


                                        PROVIDENT FINANCIAL GROUP, INC.

                                        By: /s/ Philip R. Myers
                                           ---------------------------------
                                        Printed name: Philip R. Myers
                                                     -----------------------
                                        Title: Executive Vice President
                                              ------------------------------

                             Address:   One East Fourth Street
                                        Cincinnati, Ohio  45202
                                        Attention:  Christopher B. Gribble
                                        Fax: (513) 579-2850



                                        TEAM MUCHO SHAREHOLDERS


                                         /s/ Kevin T. Costello
                                        -----------------------------
                                        Kevin T. Costello

                                          /s/ S. Cash Nickerson
                                        ------------------------------------
                                        S. Cash Nickerson


                                          /s/ Jose Blanco
                                        ------------------------------------
                                        Jose Blanco


                                          /s/ Jay R. Strauss
                                        ------------------------------------
                                        Jay R. Strauss